UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 16, 2010

HNI Corporation
(Exact Name of Registrant as Specified in Charter)

Iowa	1-14225	42-0617510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

408 East Second Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code:  (563) 272-7400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Compensatory Arrangement – Compensation Plans

Effective as of February 17, 2010, the HNI Corporation (the "Corporation") Board of Directors (the "Board") approved the amendment and restatement of the following executive compensation plans (collectively, the "Plans"):

•	HNI Corporation Long-Term Performance Plan (the "Performance Plan");
•	HNI Corporation Annual Incentive Plan (f/k/a HNI Corporation Executive Bonus Plan) (the "Incentive Plan");
•	HNI Corporation 2007 Stock-Based Compensation Plan (the "Compensation Plan"); and
•	HNI Corporation Supplemental Income Plan (f/k/a HNI Corporation ERISA Supplemental Retirement Plan) (the "Supplemental Plan").

Performance Plan

A summary description of the Performance Plan, including its purpose, is provided on page 24 of the Corporation's 2005 Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the "SEC") on March 18, 2005 (the "2005 Proxy Statement") and incorporated herein by reference.  A copy of the Performance Plan, prior to its amendment and restatement, is attached as Exhibit 10.6 to the Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended September 29, 2007 (the "Quarterly Report").

Key changes to the Performance Plan include:

•	increase in the annual award limit per participant from $3,000,000 to $5,000,000;*
•
provision of discretion to the Board and the Committee (as defined in the Performance Plan) regarding the form of payment of awards (all cash, all stock or some combination) and the length of the performance period (minimum of 2 years);

•	provision of discretion to the Board and the Committee to grant time-based as opposed to performance-based awards;
•	change from the average of the high/low price of a share of the Corporation's common stock to the closing price of a share of the Corporation's common stock for any portion of an award paid in stock;
•
clarification that participants receive the prorated portion of the earned performance award as opposed to the target performance award in the event of termination of employment during the performance period due to death, disability or retirement;

•	triggering of a partial payment in the event of a sale of a subsidiary;
•
provision of discretion to the Corporation's Chief Executive Officer (the "CEO") to waive the vesting requirements with respect to any award under the Compensation Plan, except for awards to the CEO for which the Committee has discretion to waive the vesting requirements;

•	clarification of the Board's ability to delegate authority under the Performance Plan to the Committee and certain officers;
•	deletion of language limiting the ability of the Board to amend the Performance Plan no later than March 15 each year;

•	change of the award payment date from February 15 to March 1 of the year following the end of performance period; and
•	revision of the definition of "Performance Measure."*

The changes marked with an (*) are subject to shareholder approval at the Corporation's next annual meeting of shareholders.  The amendment and restatement of the Performance Plan only impacts new awards under the Performance Plan from and after February 17, 2010 and does not increase or accelerate amounts otherwise due the Corporation's named executive officers under the Performance Plan.

The forgoing description of the Performance Plan, as amended and restated, and related matters is qualified in its entirety by reference to the Performance Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Incentive Plan

A summary description of the Incentive Plan, including its purpose, is provided on page 22 of the 2005 Proxy Statement and incorporated herein by reference.  A copy of the Incentive Plan, prior to its amendment and restatement, is attached as Exhibit 10.4 to the Quarterly Report.

Key changes to the Incentive Plan include:

•	change in the name of the Incentive Plan from the "HNI Corporation Executive Bonus Plan" to the "HNI Corporation Annual Incentive Plan";
•	increase in the annual award limit per participant from $2,000,000 to $3,000,000;*
•	change from the average of the high/low price of a share of the Corporation's common stock to the closing price of a share of the Corporation's common stock for any portion of an award paid in stock;
•
clarification that the Committee (as defined in the Incentive Plan) may base the vesting of any award on the financial performance of the Corporation or one of the Corporation's subsidiaries or operating units;

•	clarification of the Board's ability to delegate authority under the Incentive Plan to the Committee and certain officers;
•	triggering of a partial payment in the event of a sale of a subsidiary or operating unit;
•	change of the award payment date from February 15 to March 1 of the year following the end of performance period; and
•	revision of the definition of "Performance Measure" (f/k/a "Profit Achievement Factors" and "Personal Objective Achievement Factors").*

The changes marked with an (*) are subject to shareholder approval at the Corporation's next annual meeting of shareholders.  The amendment and restatement of the Incentive Plan only impacts new awards under the Incentive Plan from and after February 17, 2010 and does not increase or accelerate amounts otherwise due the Corporation's named executive officers under the Incentive Plan.

The forgoing description of the Incentive Plan, as amended and restated, and related matters is qualified in its entirety by reference to the Incentive Plan, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Compensation Plan

A summary description of the Compensation Plan, including its purpose, is provided on page 16 of the Corporation's 2007 Proxy Statement on Schedule 14A filed with the SEC on March 23, 2007 and incorporated herein by reference.  A copy of the Compensation Plan, prior to its amendment and restatement, is attached as Exhibit 10.1 to the Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended April 4, 2009.

Key changes to the Compensation Plan include:

•	increase in the number of shares reserved for full share awards (e.g., restricted stock, restricted stock units, stock grant awards, etc.) from 1,000,000 to 2,000,000;*
•	increase the annual share award limit per participant from 250,000 to 500,000 shares;*
•	addition of automatic vesting of stock options and stock appreciation rights in the event of retirement;
•
provision of discretion to the CEO to waive the vesting requirements with respect to any award under the Compensation Plan, except for awards to the CEO for which the Committee (as defined in the Compensation Plan) has discretion to waive the vesting requirements;

•	clarification that the Committee may base the vesting of any award on the financial performance of the Corporation or one of the Corporation's subsidiaries or operating units;
•	addition of a provision addressing the establishment of performance measures for employees subject to §162(m) of the Code (as defined in the Compensation Plan);
•	addition of a definition of "separation from service" compliant with §409A of the Code; and
•	addition/revision of the definitions of "Disability," "Performance Measure," "Retirement Eligible Date," "162(m) Employee" and "Operating Unit."

The changes marked with an (*) are specifically subject to shareholder approval at the Corporation's next annual meeting of shareholders.  The amendment and restatement of the Compensation Plan only impacts new awards under the Compensation Plan from and after February 17, 2010 and does not increase or accelerate amounts otherwise due the Corporation's named executive officers under the Compensation Plan.

The forgoing description of the Compensation Plan, as amended and restated, and related matters is qualified in its entirety by reference to the Compensation Plan, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Supplemental Plan

A summary description of the Supplemental Plan is provided on page 26 of the Corporation's 2009 Proxy Statement on Schedule 14A filed with the SEC on March 30, 2009 (the "2009 Proxy Statement") and incorporated herein by reference.  A copy of the Supplemental Plan, prior to its amendment and restatement, is attached as Exhibit 10.3 to the Quarterly Report.

Key changes to the Supplemental Plan include:

•	change in the name of the Supplemental Plan from the "HNI Corporation ERISA Supplemental Retirement Plan" to the "HNI Corporation Supplemental Income Plan";
•	provision of discretion to the Committee (as defined in the Supplemental Plan) regarding the form of payment of benefit (all cash, all stock or some combination);
•	revision of the definition of "Compensation" to exclude the Corporation's contributions to a participant's account under the HNI Corporation Profit-Sharing Retirement Plan;

•
change from the average of the high/low price of a share of the Corporation's common stock to the closing price of a share of the Corporation's common stock for any portion of a benefit paid in stock; and

•	change of the benefit payment date from February 15 to March 1 of the year following the end of the year for which a benefit is determined.

The amendment and restatement of the Supplemental Plan does not accelerate or materially increase amounts otherwise due the Corporation's named executive officers under the Incentive Plan.

The forgoing description of the Supplemental Plan, as amended and restated, and related matters is qualified in its entirety by reference to the Supplemental Plan, which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Amendment of Compensatory Arrangement – Base Salary Increase

On February 16, 2010, the Human Resources and Compensation Committee of the Board (i) removed the base salary freeze it had approved, at management's request, in February 2009 for Kurt A. Tjaden – Vice President and Chief Financial Officer, HNI Corporation; Bradley D. Determan – Executive Vice President, HNI Corporation and President, Hearth & Home Technologies Inc.; Jerald K. Dittmer – Executive Vice President, HNI Corporation and President, The HON Company; and Marco V. Molinari – Executive Vice President, HNI Corporation and President, HNI International Inc., and (ii) approved a change in (a) Mr. Dittmer's annual base salary from $355,000 to $390,500 effective March 7, 2010, and (b) Mr. Molinari's annual base salary from $332,300 to $343,931 effective April 18, 2010.  With the exception of the restricted stock unit ("RSU") grant to both Messrs. Dittmer and Molinari and the special stock option grant to Mr. Dittmer discussed below, all other material terms and conditions of Messrs. Dittmer's and Molinari's employment and compensation packages with the Corporation remained the same.

Amendment of Compensatory Arrangement – CEO Compensation

On February 17, 2010, the Board (i) restored the annual base salary of Stan A. Askren – Chairman, President and Chief Executive Officer, HNI Corporation, from $661,504 to $735,004, which was his annual base salary prior to the 10 percent reduction requested by Mr. Askren and approved by the Board on April 3, 2009, (ii) approved a change in Mr. Askren's annual base salary from $735,004 to $780,000, effective February 22, 2010, and (iii) approved a change in Mr. Askren's long-term incentive compensation award target from 200 percent to 300 percent of his annual base salary.  The effective date of the change to Mr. Askren's long-term incentive compensation award target was February 17, 2010, and consequently, the change applies to Mr. Askren's long-term incentive compensation award for the Corporation's 2010 fiscal year.  With the exception of the RSU grant discussed below, all other material terms and conditions of Mr. Askren's employment and compensation packages with the Corporation remained the same.

For a more detailed discussion of the elements of the Corporation's compensation program, including base salary, annual incentive compensation and long-term incentive compensation, please see pages 17-26 of the 2009 Proxy Statement.

Amendment of Compensatory Arrangement – Long-Term Incentive Compensation

On February 17, 2010, the Board approved the grant of time-based RSUs under the Compensation Plan in lieu of awards traditionally granted under the Performance Plan for each of Messrs. Askren, Tjaden, Determan, Dittmer and Molinari (collectively, the "Officers").  Each of the Officers received the following number of RSUs:  Mr. Askren – 19,508; Mr. Tjaden – 4,127; Mr. Determan – 4,127; Mr. Dittmer – 4,439; and Mr. Molinari – 4,155.  The RSUs cliff-vest three years from the date of grant and represent 20 percent of each of the Officers' long-term incentive compensation award for the Corporation's 2010 fiscal year.  Early termination of employment other than due to death, disability or a change in control of the Corporation will result in forfeiture of unvested RSUs.

Stock options comprise the remaining 80 percent of each of the Officers' long-term incentive compensation award for the Corporation's 2010 fiscal year.  The Board, on February 17, 2010, approved the grant of the following number of stock options for each of the Officers:  Mr. Askren – 226,909; Mr. Tjaden – 48,000; Mr. Determan – 48,000; Mr. Dittmer – 51,636; and Mr. Molinari – 48,335.  The stock options were granted under the Compensation Plan, have an exercise price equal to the closing price of a share of Common Stock on the date of grant and cliff-vest four years and expire ten years from the date of grant.  Early termination of employment other than due to death, disability, retirement or a change in control of the Corporation will result in forfeiture of unvested stock options.

None of the Officers received payouts under the Performance Plan for the 2007-2009 performance period, nor will they receive payouts for the 2008-2010 performance period.  In 2009, the Corporation also granted RSUs under the Compensation Plan for each of the Officers in lieu of awards traditionally granted under the Performance Plan.

Amendment of Compensatory Arrangement – Special Option Award

On February 17, 2010, the Board approved a special grant of 36,364 stock options to Mr. Dittmer under the Compensation Plan.  The stock options have an exercise price equal to the closing price of a share of Common Stock on the date of grant and cliff-vest four years and expire ten years from the date of grant.  Early termination of employment other than due to death, disability, retirement or a change in control of the Corporation will result in forfeiture of unvested stock options.  These stock options represent a special award and are in addition to the stock options granted to Mr. Dittmer as a part of his standard long-term incentive compensation award for the Corporation's 2010 fiscal year discussed above.

Section 9 – Financial Statements and Exhibits

Item 9.01                  Financial Statements and Exhibits.

The following exhibits relating to Item 5.02 are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	HNI Corporation Long-Term Performance Plan, as amended and restated
10.2	HNI Corporation Annual Incentive Plan, as amended and restated
10.3	HNI Corporation 2007 Stock-Based Compensation Plan, as amended and restated
10.4	HNI Corporation Supplemental Income Plan, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	February 22, 2010	By	/s/Steven M. Bradford
Steven M. Bradford Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	HNI Corporation Long-Term Performance Plan, as amended and restated
10.2	HNI Corporation Annual Incentive Plan, as amended and restated
10.3	HNI Corporation 2007 Stock-Based Compensation Plan, as amended and restated
10.4	HNI Corporation Supplemental Income Plan, as amended and restated